UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549
                             __________________________

                                     FORM 8-K
                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         March 15, 2005

                      CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                      ON BEHALF OF
                         CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I
       7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6 Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
       6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.875% Class A Credit Card Participation Certificates, Series 1999-2 6.15% Class B Credit Card Participation Certificates, Series 1999-2 6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5


                       (collectively, the "Certificates")


               (Exact name of registrant as specified in charter)

                          UNITED STATES OF AMERICA
                (State or other jurisdiction of incorporation)
                                46-0358360
                (I.R.S. Employer Identification No.)


           33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664,
                             33-99328 and 333-38803
                              (Commission File No.)


                            701 EAST 60TH ST., NORTH
                         SIOUX FALLS, SOUTH DAKOTA 57117
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                        1


ITEM 8.01. OTHER EVENTS.

     Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending February 23, 2005 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), National Association, as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.









                                        2



Item 9.01      Financial Statements and Exhibits

       (c)     Exhibits

               Exhibits       Description
               --------       -----------

                99.1 Monthly Report for the Due Period ending February 23, 2005 and the related Distribution Dates for the Certificates.








                                        3


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  as Servicer
                      Citibank Credit Card Master Trust I



                            By: /s/ Doug Morrison
                  --------------------------------------------
                             Doug Morrison
                            Vice President


Dated:  March 15, 2005


                                                                  Exhibit 99.1

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 23, 2005
==============================================================================

This Certificate relates to the Due Period ending Feb 23, 2005 and the related Distribution Date.

A.   Information Regarding the portfolio
     ------------------------------------

1. Portfolio Yield For Group 1 ............................            10.06%
   Portfolio Yield For Group 2 ............................            10.09%
       Yield Component For Group 1 ........................            15.44%
       Yield Component For Group 2 ........................            15.47%
       Credit Loss Component  .............................             5.38%

2. New Purchase Rate  .....................................            15.99%

3. Total Payment Rate  ....................................            17.28%

4. Principal Payment  Rate  ................................           16.46%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  77,751,957,618

     Average  ............................................  $  76,777,969,653

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  76,742,099,762

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  72,041,907,549
         5-34 days delinquent  ...........................  $   2,966,322,949
        35-64 days delinquent  ...........................  $     905,221,023
        65-94 days delinquent  ...........................  $     580,211,080
       95-124 days delinquent  ...........................  $     487,729,623
      125-154 days delinquent  ...........................  $     407,338,210
      155-184 days delinquent  ...........................  $     375,884,144

      Current  ...........................................             92.64%
         5-34 days delinquent  ...........................              3.81%
        35-64 days delinquent  ...........................              1.16%
        65-94 days delinquent  ...........................              0.75%
       95-124 days delinquent  ...........................              0.63%
      125-154 days delinquent  ...........................              0.52%
      155-184 days delinquent  ...........................              0.49%

                                      Page 4

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending February 23, 2005
==============================================================================

                                                   Current Due           Current Due
                                                   Period on an          Period on a
                                                   Actual Basis (1)      Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                  10.06%             10.06%
  2. Weighted Average Certificate Rate                 5.58%              5.58%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.37%              0.37%
         Others                                        0.10%              0.10%
  4. Surplus Finance Charge Collections                4.01%              4.01%
  5. Required Surplus Finance Charge Amount            0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount           4.01%              4.01%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $ 1,558,168,714 $ 1,558,168,714
         Principal Collections                         $ 1,454,407,850 $ 1,454,407,850
         Finance Charge Collections                    $   103,760,864 $   103,760,864
  2. Investor Default Amount                           $    36,443,052 $    36,443,052
  3. Investor Monthly Interest                         $    40,766,311 $    40,766,311
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $     2,724,801 $     2,724,801
         Others                                        $       726,243 $       726,243
  5. Surplus Finance Charge Collections                $    23,100,457 $    23,100,457
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $    23,100,457 $    23,100,457
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue
     from January 27, 2005     to February 23, 2005   , 28 days, or
     February 4 , 2005    to March 3 , 2005      , 28 days (standard basis).

                                      Page 5

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 2
                    For the Due Period Ending February 23, 2005
==============================================================================

                                                    Current Due        Current Due
                                                    Period on an       Period on a
                                                    Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                  10.09%             10.08%
  2. Weighted Average Note Rate                        2.86%              2.86%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.37%              0.37%
         Others                                        0.01%              0.01%
  4. Surplus Finance Charge Collections                6.85%              6.84%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account       6.44%              6.43%
  6. Required Surplus Finance Charge Amount            0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount           6.85%              6.84%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $10,630,254,424 $10,629,845,305
         Principal Collections                         $ 9,920,805,699 $ 9,920,805,699
         Finance Charge Collections                    $   709,448,725 $   709,039,606
  2. Investor Default Amount                           $   248,585,318 $   248,585,318
  3. Investor Monthly Interest                         $   135,260,064 $   135,260,064
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $    18,485,494 $    18,586,410
         Others                                        $       298,472 $       298,472
  5. Surplus Finance Charge Collections                $   306,819,377 $   306,309,342
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $   306,819,377 $   306,309,342
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue
     from January 27, 2005     to February 23, 2005   , 28 days, or
     February 4 , 2005    to March 3 , 2005      , 28 days (standard basis).
                                      Page 6

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) , as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  500,000,000

  1b.  Class B Invested Amount         .......................       $   32,000,000

  2a.  Class A Monthly Interest ..............................       $    2,729,167

  2b.  Class B Monthly Interest ..............................       $      177,333

  3a.  Balance in the Class A Interest Funding Account  ......       $   13,645,833

  3b   Balance in the Class B Interest Funding Account  ......       $      886,667

  4a.  Available Cash Collateral Amount  .....................       $   37,240,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 7

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending February 23, 2005
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 8

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 7 , 2005

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of March 2005


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 9

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) , as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  940,000,000

  1b.  Class B Invested Amount         .......................       $   60,000,000

  2a.  Class A Monthly Interest ..............................       $    5,071,927

  2b.  Class B Monthly Interest ..............................       $      333,865

  3a.  Balance in the Class A Interest Funding Account  ......       $   15,215,780

  3b   Balance in the Class B Interest Funding Account  ......       $    1,001,595

  4a.  Available Cash Collateral Amount  .....................       $   70,000,000

  4b.  Percent of Class B Invested Amount          ...........              116.67%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 10

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending February 23, 2005
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $   15,215,780

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $    1,001,595

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $   15,215,780

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $    1,001,595

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 11

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 10, 2005

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of March 2005


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 12

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) , as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    4,254,000

  2b.  Class B Monthly Interest ..............................       $      279,356

  3a.  Balance in the Class A Interest Funding Account  ......       $   12,762,000

  3b   Balance in the Class B Interest Funding Account  ......       $      838,068

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 13

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending February 23, 2005
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $   12,762,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $      838,068

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $   12,762,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $      838,068

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 14

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 10, 2005

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of March 2005


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 15

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) , as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  500,000,000

  1b.  Class B Invested Amount         .......................       $   32,000,000

  2a.  Class A Monthly Interest ..............................       $    2,520,833

  2b.  Class B Monthly Interest ..............................       $      165,333

  3a.  Balance in the Class A Interest Funding Account  ......       $    5,041,667

  3b   Balance in the Class B Interest Funding Account  ......       $      330,667

  4a.  Available Cash Collateral Amount  .....................       $   37,240,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 16

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending February 23, 2005
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 17

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 15, 2005

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of March 2005


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 18

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) , as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    3,671,875

  2b.  Class B Monthly Interest ..............................       $      246,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   22,031,250

  3b   Balance in the Class B Interest Funding Account  ......       $    1,476,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 19

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending February 23, 2005
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $   22,031,250

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $    1,476,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $   22,031,250

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $    1,476,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 20

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 10, 2005

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of March 2005


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 21

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) , as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    3,812,500

  2b.  Class B Monthly Interest ..............................       $      252,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   15,250,000

  3b   Balance in the Class B Interest Funding Account  ......       $    1,008,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 22

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending February 23, 2005
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 23

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 15, 2005

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of March 2005


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 24

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) , as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  940,000,000

  1b.  Class B Invested Amount         .......................       $   60,000,000

  2a.  Class A Monthly Interest ..............................       $    5,679,167

  2b.  Class B Monthly Interest ..............................       $      375,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   28,395,833

  3b   Balance in the Class B Interest Funding Account  ......       $    1,875,000

  4a.  Available Cash Collateral Amount  .....................       $   70,000,000

  4b.  Percent of Class B Invested Amount          ...........              116.67%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 25

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending February 23, 2005
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 26

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending February 23, 2005
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended, restated, and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 7 , 2005

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of March 2005


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 27